SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported) October 12, 2007
SYBASE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16493 (Commission File Number)	94-2951005 (I.R.S. Employer Identification Number)
One Sybase Drive
Dublin, CA 94568
(Address of principal executive offices)
Registrant’s telephone number, including area code: (925) 236-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure
On October 15, 2007, in response to a letter from Sandell Asset Management received by Sybase, Inc. on October 12, 2007, Sybase, Inc. sent a letter to Sandell Asset Management. This letter is furnished as Exhibit 99.1. On October 15, 2007, John Chen, Sybase, Inc.’s Chairman, Chief Executive Officer and President, sent a letter to Sybase’s employees regarding the October 12, 2007 letter received from Sandell Asset Management. This letter is being furnished as Exhibit 99.2
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Letter from Sybase, Inc. to Sandell Asset Management, dated October 15, 2007
99.2	Letter from John Chen, Sybase, Inc.’s Chairman, Chief Executive Officer and President, to Sybase’s employees, dated October 15, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.
Date: October 15, 2007	By:	/s/ Daniel R. Carl
		Name:	Daniel R. Carl
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Sybase, Inc. to Sandell Asset Management, dated October 15, 2007
99.2	Letter from John Chen, Sybase, Inc.’s Chairman, Chief Executive Officer and President, to Sybase’s employees, dated October 15, 2007